UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------
                                    FORM 8-K
                         ------------------------------


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 15, 2005


                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)


             DELAWARE                   1-15729                 22-1643428
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 8.01.    Other Events.

On November 15, 2005, the Company announced the repurchase of 100,000 shares (or 2.67%) of its common stock in a private sale transaction for $975,000 (or $9.75 per share) from L. Jack Bradt, a member of the Company's Board of Directors. The Company's Audit Committee of the Board of Directors approved the repurchase of Mr. Bradt's shares at a meeting of the Audit Committee held on November 4, 2005. Mr. Bradt decided to sell his shares back to the Company for estate planning purposes. A copy of the press release announcing the stock repurchase is attached hereto as Exhibit 99.1.


Recently, the Company announced that its Board of Directors amended its existing stock repurchase program by increasing the amount it has authorized management to repurchase from up to $5,000,000 of the Company's common stock to up to $8,828,000. The stock repurchases may, at the discretion of the Company's management, be made from time to time on the open market or in privately negotiated transactions.

Under the stock repurchase program, the Company may repurchase shares of its common stock from time to time in compliance with SEC regulations and subject to market conditions. The stock repurchase program does not require the Company to acquire any specific number of shares, and the Company may terminate the program at any time. Subject to the $8,828,000 limitation, of which approximately $1,474,000 remains available for repurchases under the stock repurchase program, the timing and quantity of any stock repurchases will be at the sole discretion of the Company.


Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description
       ----------      -----------

        99.1           Press Release of Paragon Technologies, Inc. dated
                       November 15, 2005.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.



Date:  November 15, 2005                    By:   /s/ Leonard S. Yurkovic
                                                -------------------------------
                                                     Leonard S. Yurkovic
                                                     President and CEO

                                Index of Exhibits
                                -----------------


(c)  Exhibit No.       Description
     ----------        -----------

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       November 15, 2005.

--------------
* Filed herewith